EXHIBIT 32.2

                         CERTIFICATION OF PRINCIPAL
                       FINANCIAL OFFICER PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT BY
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of ResCon Technology Corp., on Form 10-QSB for the period ended November, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Ilona Klausgaard, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13
     (a) or 15 (d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: January 24, 2005            /S/ Ilona Klausgaard
                                  ---------------------------------------
                                  Ilona Klausgaard
                                  Principal Financial Officer